Exhibit 10.2

AMENDMENT TO LETTER AGREEMENT

This Amendment to Letter Agreement (this “Amendment”) is entered into as of May __, 2016, by and between Fair Isaac Corporation, a Delaware corporation (the “Company”), and ______________ (“Executive”).

WHEREAS, the Company and Executive are parties to a Letter Agreement dated _____________ (the “Employment Agreement”), which the Company and Executive desire to amend as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Company and Executive agree as follows:

1.    In accordance with the “Entire Agreement” provision in the Employment Agreement, the Company and Executive agree that the “Term” provision in the Employment Agreement is hereby deleted and replaced in its entirety to read as follows:

Term:    The term of your employment as ______________ of the Company under the terms and conditions of this Agreement shall be for a period commencing on ______________ and ending on December 31, 2021 (the “Initial Term”), unless earlier terminated by either party as provided in this Agreement. Following the Initial Term, your employment with the Company under the terms and conditions of this Agreement shall automatically be renewed for successive one year periods (each a “Renewal Term”) on December 31 of each year, unless terminated by either party on at least one hundred and eighty (180) days’ written notice to the other party prior to the end of the Initial Term or any Renewal Term thereof. The period of your employment with the Company under the terms and conditions of this Agreement (including during the Initial Term and any Renewal Term) is referred to as the “Term.”

2.    Except as provided above, the Employment Agreement is unmodified and remains in full force and effect in accordance with its terms.

[signature page follows]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Fair Isaac Corporation
By
Its
[Insert Executive Name]
By